                                                                   EXHIBIT 4.1

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

         [NUMBER]                               CENTURY BUSINESS SERVICES                                              [SHARES]
           CBIZ


INCORPORATED UNDER THE LAWS                                                                                        SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                                                                        CERTAIN DEFINITIONS

                                                                                                                   CUSIP 156490 10 4

THIS CERTIFIES THAT





IS THE OWNER OF


                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

                                              CENTURY BUSINESS SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the
Articles of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the
Transfer Agent to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the
Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:
                                                  CERTIFICATE OF STOCK
/s/ BARBARA A. RATIGLIANO                                                                          /s/ [ILLEGIBLE]
   CORPORATE SECRETARY                                                                        CHAIRMAN OF THE BOARD,
                                                                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                         [SEAL}
COUNTERSIGNED AND REGISTERED:

                              STAR BANK, N.A.
                              (Cincinnati, Ohio)                   TRANSFER AGENT
BY                                                                  AND REGISTRAR


                                                             AUTHORIZED SIGNATURE
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                        CENTURY BUSINESS SERVICES, INC.


     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT OR CO-TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.
--------------------------------------------------------------------------------
     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common            UNIF GIFT MIN ACT - ____________ Custodian _________
     TEN ENT - as tenants by the entireties                           (Cust)               (Minor)
      JT TEN - as joint tenants with right
               of survivorship and not as                             under Uniform Gifts to Minors
               tenants in common                                      Act __________________________
                                                                                 (State)

                 Additional abbreviations may also be used though not in the above list.
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     For Value Received, __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


________________________________________________________________________________

________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                        ZIP OR POSTAL CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within certificate, and does hereby irrevocably constitute and appoint _____________________________________________
______________________Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________

                                   X____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.